UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2004

SOLECTRON CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5. Other Events
ITEM 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 12.1
EXHIBIT 23.1
EXHIBIT 99.1

ITEM 5. Other Events

The Company is reissuing, in an updated format, certain of its historical consolidated financial statements in connection with the provision of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and rule 3-01 of Regulation S-X under the Securities Act of 1933, as amended.

During the first quarter of fiscal 2004, as a result of a review of its portfolio of businesses, Solectron committed to a plan to divest three non-strategic businesses in addition to the divestiture of four non-strategic businesses we have previously announced. These businesses are C-MAC Microtechnology Holdings Inc., Smart Modular Technologies, Inc., and a business within our portfolio which is being marketed on a confidential basis. As a result of this decision, the Company reported the financial results of these businesses as discontinued operations in the Company’s Form 10-Q for the three-month period ended November 30, 2003. The Securities and Exchange Commission (“SEC”) requires the same classification for discontinued operations as is required by SFAS No. 144, for previously issued financial statements and related information included in the Company’s last Annual Report on Form 10-K for the year ended August 31, 2003 (the “2003 10-K”) if the fiscal 2003 10-K is incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933 (the “Securities Act”). Consequently, this current report on Form 8-K supersedes the following information included in the Company’s 2003 10-K to reflect the three businesses as discontinued operations.

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Position and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

•	Part IV, Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K

The information contained in this filing has only been updated for the treatment of the three businesses as discontinued operations, the change in reportable segments from four to one, and recent developments and has not been otherwise updated for activities occurring in the Company after the date these consolidated financial statements were originally presented in the fiscal 2003 10-K. The classification of these additional businesses as discontinued operations has no effect on the Company’s reported net income (loss) for any of the periods presented.

ITEM 7. Financial Statements and Exhibits.

     (c)  Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description

12.1	Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Independent Accountants.

99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Position and Results of Operations, and Financial Statements and Supplementary Data to reflect operations related to the classification of three businesses as discontinued operations.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 9, 2004	Solectron Corporation

/s/ Kiran Patel

Kiran Patel
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

12.1	Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Independent Accountants.

99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Position and Results of Operations, and Financial Statements and Supplementary Data to reflect operations related to the classification of three businesses as discontinued operations.